PY-III-A-1

CSFB04-AR03 - Price/Yield - III-A-2

Balance	[Contact Desk]	Delay	0	Index	See bleow*	WAC(3)	5	WAM(3)	358
Coupon	1.670	Dated	3/29/04	Mult / Margin	1 / 0.5000	NET(3)	4	WALA(3)	2
Settle	3/31/04	First Payment	4/25/04	Cap / Floor	9.375 / 0.50

* PAYS 6 MONTH LIBOR PLUS [TBD]% PRIOR TO CALL, THEN 6 MONTH LIBOR PLUS [TBD]% THEREAFTER.
NOTE SUBJECT TO LIFE TIME CAP, PERIODIC CAPS AND COLLATERAL NET CAP. CONSULT TERM-SHEET.
RUN TO 10% CALL						(CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

Price	15 CPR - Call (Y)	18 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)

99-28	1.702	1.706	1.710	1.713	1.718	1.728	1.738	1.749	1.762	1.775	Yield
99-28	52.57	53.03	53.36	53.70	54.23	55.17	56.20	57.30	58.51	59.81	Spread
99-28+	1.698	1.702	1.705	1.708	1.713	1.721	1.730	1.740	1.750	1.762	Yield
99-28+	52.24	52.64	52.93	53.22	53.68	54.50	55.40	56.35	57.41	58.54	Spread
99-29	1.695	1.698	1.701	1.703	1.707	1.714	1.722	1.730	1.739	1.749	Yield
99-29	51.90	52.25	52.49	52.74	53.13	53.82	54.59	55.41	56.30	57.26	Spread
99-29+	1.692	1.694	1.696	1.699	1.702	1.708	1.714	1.721	1.728	1.736	Yield
99-29+	51.57	51.85	52.05	52.26	52.58	53.15	53.79	54.46	55.20	55.99	Spread
99-30	1.688	1.691	1.692	1.694	1.696	1.701	1.706	1.711	1.717	1.723	Yield
99-30	51.24	51.46	51.62	51.78	52.03	52.48	52.98	53.51	54.09	54.71	Spread
99-30+	1.685	1.687	1.688	1.689	1.691	1.694	1.698	1.702	1.706	1.710	Yield
99-30+	50.90	51.06	51.18	51.30	51.48	51.81	52.18	52.56	52.99	53.44	Spread
99-31	1.682	1.683	1.683	1.684	1.685	1.687	1.690	1.692	1.695	1.698	Yield
99-31	50.57	50.67	50.74	50.82	50.93	51.14	51.37	51.61	51.88	52.17	Spread
99-31+	1.678	1.679	1.679	1.679	1.680	1.681	1.682	1.683	1.684	1.685	Yield
99-31+	50.23	50.28	50.31	50.34	50.39	50.47	50.57	50.67	50.78	50.89	Spread
100-00	1.675	1.675	1.675	1.674	1.674	1.674	1.673	1.673	1.673	1.672	Yield
100-00	49.90	49.88	49.87	49.86	49.84	49.80	49.76	49.72	49.67	49.62	Spread
100-00+	1.671	1.671	1.670	1.670	1.669	1.667	1.665	1.663	1.661	1.659	Yield
100-00+	49.57	49.49	49.43	49.38	49.29	49.13	48.96	48.77	48.57	48.35	Spread
100-01	1.668	1.667	1.666	1.665	1.663	1.660	1.657	1.654	1.650	1.646	Yield
100-01	49.23	49.10	49.00	48.90	48.74	48.46	48.15	47.82	47.46	47.08	Spread
100-01+	1.665	1.663	1.661	1.660	1.658	1.654	1.649	1.644	1.639	1.634	Yield
100-01+	48.90	48.70	48.56	48.42	48.19	47.79	47.35	46.88	46.36	45.81	Spread
100-02	1.661	1.659	1.657	1.655	1.652	1.647	1.641	1.635	1.628	1.621	Yield
100-02	48.57	48.31	48.13	47.94	47.65	47.12	46.54	45.93	45.26	44.54	Spread
100-02+	1.658	1.655	1.653	1.650	1.647	1.640	1.633	1.625	1.617	1.608	Yield
100-02+	48.23	47.92	47.69	47.46	47.10	46.45	45.74	44.99	44.15	43.26	Spread
100-03	1.655	1.651	1.648	1.645	1.641	1.633	1.625	1.616	1.606	1.595	Yield
100-03	47.90	47.52	47.26	46.98	46.55	45.78	44.94	44.04	43.05	41.99	Spread
100-03+	1.651	1.647	1.644	1.641	1.636	1.627	1.617	1.606	1.595	1.582	Yield
100-03+	47.57	47.13	46.82	46.51	46.00	45.12	44.13	43.10	41.95	40.72	Spread
100-04	1.648	1.643	1.639	1.636	1.630	1.620	1.609	1.597	1.584	1.570	Yield
100-04	47.23	46.74	46.39	46.03	45.46	44.45	43.33	42.15	40.85	39.45	Spread

WAL	5.00	4.20	3.77	3.42	2.97	2.41	2.00	1.69	1.44	1.25
Principal Window	Apr04 - Sep16	Apr04 - Nov14	Apr04 - Oct13	Apr04 - Dec12	Apr04 - Nov11	Apr04 - Jul10	Apr04 - Jun09	Apr04 - Sep08	Apr04 - Jan08	Apr04 - Jul07
Principal # Months	150	128	115	105	92	76	63	54	46	40

LIBOR_6MO	1.170	1.170	1.170	1.170	1.170	1.170	1.170	1.170	1.170	1.170
LIBOR_1YR	1.363	1.363	1.363	1.363	1.363	1.363	1.363	1.363	1.363	1.363
CMT_1YR	1.222	1.222	1.222	1.222	1.222	1.222	1.222	1.222	1.222	1.222

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely
on the information contained in or filed in connection with the prospectus / prospectus supplement.							PRELIMINARY - SUBJECT TO CHANGE